AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 8, 2022
To Prospectus Dated May 1, 2022

Effective June 10, 2022, Janus Henderson U.S. Managed Volatility will change its name to Janus Henderson Adaptive Risk Managed U.S. Equity. The corresponding subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 10, 2022. In addition, Intech Investment Management LLC is will be removed as Sub-Adviser effective June 10, 2022. All references to Intech Investment Management LLC as Sub-Adviser in the current prospectus are hereby removed effective June 10, 2022.

Effective July 1, 2022, Royce Opportunity will change its name to Royce Small-Cap Opportunity. The corresponding subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective July 1, 2022.

Please Retain This Supplement For Future Reference